================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 22, 2003


                           ETHAN ALLEN INTERIORS INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                       1-11692                06-1275288
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
        incorporation)                                       Identification No.)



               ETHAN ALLEN DRIVE
                   DANBURY, CT                                      06811
   ----------------------------------------                      ----------
   (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code: (203) 743-8000



                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


================================================================================

                      INFORMATION TO BE INCLUDED IN REPORT


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits


EXHIBIT        DESCRIPTION
-------        -----------
99.1           Press release dated April 22, 2003

99.2 Reconciliation of unaudited, non-GAAP financial information disclosed in April 22, 2003 conference call to the most directly comparable GAAP financial measure


ITEM 9. REGULATION FD DISCLOSURE (PURSUANT TO ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

         In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under Item 12, "Results of Operations and Financial Condition", is instead furnished under Item 9, "Regulation FD Disclosure". The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, except as shall be expressly set forth by specific reference in such filing.

         On April 22, 2003, Ethan Allen Interiors Inc. ("Ethan Allen" or the "Company") issued a press release setting forth its operating results for the three and nine months ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

         Also on April 22, 2003, Ethan Allen conducted a conference call during which certain unaudited, non-GAAP financial information related to the Company's operations for the three and nine months ended March 31, 2003 was disclosed. This information is set forth in the attached Exhibit 99.2.

         Exhibit 99.2 includes references to the Company's (i) consolidated operating profit, (ii) wholesale operating profit, (iii) net income, (iv) earnings per share, and (v) earnings before interest, taxes, depreciation and amortization ("EBITDA"), all excluding the effects of a restructuring and impairment charge recorded during the three months ended March 31, 2003 as a result of the Company's decision to consolidate three manufacturing facilities. A reconciliation of these financial measures to the most directly comparable GAAP financial measure is also provided in the Exhibit.

         Management believes that excluding items which are deemed to be non-recurring in nature from financial measures such as operating profit, wholesale operating profit, net income, and earnings per share, allows investors to more easily compare and evaluate the Company's financial performance relative to prior periods and industry comparables. These adjusted measures also aid investors in understanding the operating results of the Company absent such non-recurring or unusual events.

         Management considers EBITDA an important indicator of the operational strength and performance of its business, including the ability of the Company to pay interest, service debt and fund capital expenditures. Given the nature of the Company's operations, including the tangible assets necessary to carry out its production and distribution activities, depreciation and amortization represent Ethan Allen's largest non-cash charge. As these non-cash charges do not affect our ability to service debt or make capital expenditures, it is important to consider EBITDA in addition to, but not as a substitute for, operating income, net income and other measures of financial performance reported in accordance with generally accepted accounting principles, including cash flow measures such as operating cash flow. Further, EBITDA is one measure used to determine our compliance with the Company's existing credit facilities.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ETHAN ALLEN INTERIORS INC.


Date: April 22, 2003                       By:   /S/  M. FAROOQ KATHWARI
                                              ----------------------------------
                                              M. Farooq Kathwari
                                              Chairman, Chief Executive Officer
                                              and Director

                                  EXHIBIT INDEX



EXHIBIT         DESCRIPTION
-------         -----------

99.1           Press release dated April 22, 2003

99.2 Reconciliation of unaudited, non-GAAP financial information disclosed in April 22, 2003 conference call to the most directly comparable GAAP financial measure